Exhibit 10.141

**** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

ELEVENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES

This ELEVENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES (“Eleventh Amendment”) is effective as of the 1st day of January, 2007 (“Effective Date”), by and between GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, “GCI”) with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI COMMUNICATIONS SERVICES, INC., d/b/a Verizon Business Services (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services (“Verizon”), with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with Verizon, collectively, the “Parties,” and individually, a “Party”).

RECITALS

WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 (“Original Agreement”), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to the Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, (vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (vii) the Eighth Amendment to the Contract for Alaska Access Services dated as of July 1, 2003, (viii) the Ninth Amendment to the Contract for Alaska Access Services dated as of January 23, 2005, and (x) the Tenth Amendment to the Contract for Alaska Access Services dated as of May 1,2006 (collectively, “Agreement”) which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon; and,

WHEREAS, the Parties have agreed to change the amount of certain charges under the Agreement, as described below;

CONFIDENTIAL

**** CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are here by acknowledged, the Parties agree as follows:

1.         As of the Effective Date, a new Section 2.B.(13) of the Agreement shall be added as follows:

(13). ****: GCI will transport to or from Seattle, Washington each portion of Verizon's **** and **** traffic at $**** per minute to **** Alaska **** locations where Verizon does not have *****.  GCI will pass through **** Alaska **** on the Verizon **** traffic.  The **** traffic **** will be determined by the **** provided **** to GCI by Verizon. For **** traffic **** or **** Anchorage (where GCI provides Verizon with ****), there shall be no separate **** in addition to the **** for the ****, but GCI will **** all Alaska **** on such Verizon **** traffic.

2. Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Eleventh Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

3. Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions, as may be necessary or desirable, to fully implement the intent of this Eleventh Amendment.

4. Counterparts; Signatures. This Eleventh Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument. When signed by each Party’s authorized representative, a copy or facsimile of this Eleventh Amendment shall have the same force and effect as one bearing an original signature.

This Eleventh Amendment, together with the Agreement, is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Eleventh Amendment as of the Effective Date.

MCI COMMUNICATIONS SERVICES, INC.

By: Peter H. Reynolds

Printed Name: /s/ Peter H. Reynolds

Title: March 12, 2007

CONFIDENTIAL

GCI COMMUNICATION CORP.

By: /s/ Richard Westlund

Printed Name: Richard Westlund

Title: Senior Vice President & General Manager, Carrier Services

3

CONFIDENTIAL